THE ALGER FUNDS

Supplement dated November 14, 2014 to the

Statement of Additional Information dated March 1, 2014

As Supplemented to Date

The following replaces the information under the heading “Officers(2):” on page 32 of the Statement of Additional Information.

Officers (2):

Name, (Age), Position with		Officer
the Trust and Address (1)	Principal Occupations	Since

Hal Liebes (50) President	Director, Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management since 2006.	2005

Patrick J. Murphy (44) Chief Compliance Officer	Senior Vice President of Alger Management since 2014.	2014

Lisa A. Moss (49) Secretary	Assistant General Counsel of Alger Management since 2006, currently serving as Senior Vice President.	2006

Joshua M. Lindauer (27) Assistant Secretary	Employed by Alger Management since 2014.	2014

Michael D. Martins (49) Treasurer	Senior Vice President of Alger Management since 2005.	2005

Anthony S. Caputo (59) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (53) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

(1)                    The address of each officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)                    Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

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